Patrick Industries, Inc. Investor Presentation December 2016 NASDAQ: PATK

Forward-Looking Statements This presentation contains certain statements related to future results or states our intentions, beliefs and expectations or predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. Further information concerning the Company and its business, including factors that potentially could materially affect the Company’s financial results, is contained in the Company’s filings with the Securities and Exchange Commission. This presentation includes market and industry data, forecasts and valuations that have been obtained from independent consultant reports, publicly available information, various industry publications and other published industry sources. Although we believe these sources are reliable, we have not independently verified the information and cannot make any representation as to the accuracy or completeness of such information. We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this presentation or to reflect any change in our expectations after the date of this presentation or any change in events, conditions or circumstances on which any statement is based. 2

Company Overview

4 Patrick History 1 9 5 9 1 9 6 1 1 9 6 8 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 Company issues shares in private placement and conducts Rights Offering to pay off subordinated debt Company drives its Organizational Strategic Agenda (OSA) and Customer First Performance Oriented Culture Completes Refinancing $80MM Leverage Based Credit Facility led by Wells Fargo (10/12) Company founded Company taken public (NASDAQ) Date of Incorporation Acquires Adorn Holdings, Inc. – the largest acquisition in the Company’s history (5/07) Refinances Credit Facility led by Wells Fargo in various intervals: $125MM (6/14); $165MM (11/14); $185MM (2/15); $250MM (4/15); $300MM (8/15) and $360MM (7/16) Acquisition Highlights (2010-2016): 31 companies $416MM aggregate purchase price $696MM annualized sales Primarily RV industry-based Announces Stock Repurchase Plan (2/13) with increases announced in 2/14 and 2/15; New $50MM Stock Repurchase Plan (1/16) Completes 3-for-2 common stock split (5/15) Completes $110MM Leverage Based Credit Facility in an 8 bank syndication led by JPMorgan (5/07) Raises capital from majority shareholder and completes Refinancing via $50MM ABL Credit Facility led by Wells Fargo to execute on strategic growth and acquisition plans (3/11) Todd Cleveland named President (‘08) / CEO (‘09)

Patrick at a Glance  Founded in 1959 and incorporated in Indiana in 1961  Headquartered in Elkhart, Indiana – the “RV Capital of the World”  Leading national manufacturer and supplier of building and component products to the RV, MH and Industrial markets  Operates over 60 facilities in 16 states  Approximately 4,800 employees  Listed on the NASDAQ under ticker PATK  Acquired 31 companies from 2010 – 2016  $416 million aggregate purchase price  $696 million annualized sales (at time of acquisition)  2016 is focused on continued organic and acquisition growth, and expanding geographical product reach 5

Strong Brands 6

P ro d u ct Port fo li o Industries Overview 7 RV • 75% of 9M-2016 sales • Shipment growth 14% 9M-2016 Wall and ceiling panels Pressed and hardwood doors Countertops Fabricated aluminum & FRP products Wrapped mouldings Cabinet doors Electrical, wiring, plumbing Furniture and mattresses Fiberglass products RV painting Electronics MH • 13% of 9M-2016 sales • Shipment growth 14% 9M-2016 Wall and ceiling panels Pressed and hardwood doors Electrical, wiring, plumbing Cement siding Drywall & roofing products Lighting Wall coverings Bath & shower surrounds Trusses Industrial • 12% of 9M-2016 sales • Housing starts growth 4% 9M-2016 • 50% residential housing • 50% retail & commercial fixtures Retail & commercial fixtures Kitchen cabinets Solid surface countertops Office & residential furniture Sources: RVIA, MHI, NAHB

Patrick Facility Profile 8

+13% $24 +28% $31 +38% $42  $30 35% $41 +11% $1.49 +29% $1.91 +42% $2.72  $1.95 +37% $2.68 2013 2014 2015 9M-15 9M-16 Earnings Growth Net Income Diluted EPS +36% $595 +24% $736 +25% $920  $672 +34% $898 2013 2014 2015 9M-15 9M-16 Sales Growth Sales Sales & Earnings Growth 9 ($ in millions except per share amounts)  Sales continue to grow and outpace their respective markets, driven by acquisitions, new products and extension growth, and market share gains  Net Income and EPS growth continue to outpace our sales growth driven by the following:  Acquisition related revenue  Increased synergies and efficiencies with acquisitions  Leveraging of fixed costs and managing controllable expenses  Share buyback program

$44 $66 $91 $119 $152 $13 $27 $41 $51 $70 10.9% 11.8% 13.5% 14.4% 15.5% 15.7% 15.2% 15.0% 15.0% 15.2% 15.1% 15.3% 15.4% 15.7% 16.0% 16.1% 16.1% 16.2% 16.3% 16.5% 16.6% 16.8% 16.7% 1.6% 2.2% 3.7% 4.4% 5.9% 6.2% 6.2% 6.2% 6.3% 6.8% 6.7% 6.8% 6.9% 6.9% 7.0% 7.0% 7.0% 7.2% 7.3% 7.6% 7.7% 7.8% 7.9% $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% ($ millions)M arg in % Gross Margin Operating Income Gross Margin % Operating Margin % Margin Expansion 10 Our gross and operating margins have continued to expand driven by increased sales volume, leveraging our fixed costs and strategic acquisitions *Calculated on TTM basis

RV Market

227 258 283 313 327 249 283 25 28 38 44 47 36 41 252 +13% 286 +12% 321 +11% 357 +5% 374  285 +14% 324  $187 +60% $300 +43% $430 +27% $548 +26% $691  $506 +33% $674 2011 2012 2013 2014 2015 9M-15 9M-16 Towable Shipments Motorized Shipments Patrick RV Sales RV Market Sales Growth 12 Patrick RV sales growth has outpaced industry growth for four consecutive years and remains strong through the first nine months of 2016 ($ in millions, shipments in thousands) Source: RVIA

RV Market Drivers of Market Growth 13 Long- Term Market Growth Industry Strength Economy Demographics Lifestyle • Retail shipments outpaced wholesale shipments in 2015 allowing for healthy dealer inventories • 2015 wrapped up 6th consecutive year of wholesale unit shipment growth • 2016FY projected growth of 12% (RVIA); Q3 YTD 2016 wholesale shipments grew 14% • New innovative designs and products appealing to all age groups and attracting younger buyers • Smaller units with lower price points reaching broader economic class of people • Consumer confidence 97.9 avg. for 2015 compared to 86.8 avg. for 2014 – 2016 October YTD avg. 97.1 • 2016 October YTD average unemployment rate at ~4.9% • Continued low fuel prices • One in ten vehicle-owning households between 50 and 64 own at least one RV • 11,000 Baby Boomers are projected to turn 65 years old each day over the next 15 years – highest rate of RV ownership • 70% of current RV owners plan to purchase another RV to replace their current unit, with over one-third planning a new purchase within the next 3 years • Culture shift toward outdoor activities being embraced by all population segments, from Boomers to Millennials • More economical vacations with the typical RV family vacation being 27-62 percent less expensive than a traditional vacation • Large segment of population, Millennials, embracing active and outdoor lifestyle • 2015 saw 5% growth in new campers Sources: The Conference Board; Bureau of Labor Statistics & U.S. Census Bureau; U.S. Energy Information Administration; KOA Camping Report 2016; RVIA

Industry Trends 14 9M-2016 Wholesale Shipments Travel Trailer 65% Fifth Wheel 19% Camping Trailer 2% Park Model 1% Class A 5% Class B & C 8% Towables 87% Motorized 13% RV Market  Wholesale shipment growth is up 14% through 9M-16  Led by travel trailers  Double digit growth every quarter this year  Shipment composition remains steady from prior year  Towables is 87% of the market  Motorized is 13% of the market Source: RVIA Wholesale Shipment Growth vs. Prior Year Q1 Q2 Q3 YTD Travel Trailer 15% 14% 21% 16% Fifth Wheel 0% 4% 17% 6% Camping Trailer 0% 12% 22% 10% Park Model (1%) (6%) (8%) (5%) Towables 11% 11% 20% 13% Class A 11% 6% (4%) 4% Class B & C 23% 23% 33% 26% Motorized 17% 16% 15% 16% Wholesale 11% 12% 19% 14%

Retail vs. Wholesale 15 RV Market Retail continues to be strong in 2016, up 9% for 9M-16, with wholesale units up 14% compared to prior year Growth of retail outpaced that of wholesale in 2015  Towable retail growth of 14% compared to wholesale shipment growth of 5%  Motorized retail growth of 15% compared to wholesale shipment growth of 8% 97.1 105.6 82.4 89.2 108.2 118.1 98.0 65.6 131.5 115.4 59.8 74.3 141.7 123.6 Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 Q2-16 Q3-16 RV Shipments Wholesale Retail Source: RVIA (shipments in thousands)

Content per Unit 16 RV Market $697 $1,002 $1,271 $1,488 $1,739 $2,085 $5,600  RV unit content increased 20% in Q3-16 vs. prior year  Driven by new products, extension growth, acquisitions, and market share gain  100% market share in existing products would yield an estimated $6,300 RV content per unit *Calculated on TTM basis $6,300

173 163 203 228 +21% 259 247 248 255 293 +24% 321 300 257 311 321 370 384 +22% 391 353 237 166 242 252 286 321 357 374 420 RV Wholesale Unit Shipments Consumer Confidence RV Annual Shipments 476 Industry Outlook 17 Gulf War 9/11 Attacks Residential Housing Crisis It is our belief that trended shipment levels indicate that there continues to be potential for future growth based on the depth of the last cycle, current demographic indicators, and overall economic conditions. Additionally, average shipment increases over each of the last prior peaks point to an extended runway and the next potential peak at over 476,000 units. (shipments in thousands) +22% RV Shipments Source: 1990 – 2016F RVIA; 2017F – 2020F Company Estimates RV Market

MH Market

Sales Growth 19 MH Market  50 +1% 50 +3% 52 +6% 55 +10% 60 +7% 64 +10% 71  52 +14% 60  $79 +0% $79 -6% $74 +15% $85 +12% $95 +14% $109 +18% $129  $92 +25% $115 2009 2010 2011 2012 2013 2014 2015 9M-15 9M-16* Wholesale Units Patrick MH Sales Patrick MH sales growth has outpaced industry growth for four consecutive years, and remains strong through the first nine months of 2016 ($ in millions, shipments in thousands) *Company estimate for September 2016

Market Conditions & Consumer Trends 20  Approximately 9 million households with 22 million people living in manufactured homes (9% of nation’s single family housing stock)  Affordable form of home ownership:  Average structure cost per sq. ft. (2015): $47.55 (MH) vs. $100.65 (single family home)  Average MH retail price (2015): $68,000 for 1,430 sq. ft. (home only)  Flexible production process allows for more custom features at lower cost:  Multiple exterior options and interior floor plans available  Energy efficient materials, green and alternative energy home designs  Built with precision – three layers of quality oversight nationally administered by HUD  Engineered for wind safety and energy efficiency based on geographic region in which homes are sold  Appreciate in value as with other forms of housing  Typical financing terms for MH loans on new homes:  5 – 20% down payment (based on inclusion of land in financing)  15 – 30 year loan terms – based on credit profile, home size, and loan type Source: Manufactured Housing Institute (MHI) MH Market

Market Indicators 21 Long- Term Market Growth Quality credit standards Number of aging “Baby Boomers” Tax incentives Alternative housing availability Consumer Demand Financing/ credit availability Dealer and manufacturer inventory levels Affordability and quality Consumer confidence Drivers of Consumer Demand Market Growth  Opportunity for moderate year-over-year growth; limited downside risk in near-term if volumes maintain historical relationship with new housing starts  Unit shipments have averaged about 10% of single-family housing starts over the last 10 years  Potential gain from the recalibration of quality credit standards, job growth, and the significant number of consumers in transitional housing and most likely to return to more permanent housing  Driving forces within the MH industry: technological advances, evolutionary designs, and a focus on delivering quality homes that families can afford Source: Manufactured Housing Institute (MHI) MH Market

Content per Unit 22 MH Market $1,500 $1,498 $1,599 $1,614 $1,820 $1,911 $6,200  MH unit content increased 5% in Q3-16 vs. prior year  Driven by new products, extension growth, acquisitions, and market share gain  100% market share in existing products would yield an estimated $6,900 MH content per unit *Calculated on TTM basis $6,900

193 168 131 131 147 118 96 82 50 50 52 55 60 64 71 80 MH Wholesale Unit Shipments Industry Outlook 23 Source: 1990-2015: Manufactured Housing Institute (MHI); 2016F Company Estimate The MH industry continues to perform at historical lows reflecting the residual impacts from the residential housing market crash including tight credit standards and lending. We believe, however, that there is pent up demand being created and significant upside potential for this market based on current demographic trends including multi-family housing capacity and improving credit and financing conditions, among other factors. Residential Housing Crisis Restricted MH and Residential Housing Credit & Lending Conditions (shipments in thousands) Needs updatingMH Marke

Industrial Market

Sales Growth 25 Industrial Market  554 +6% 587 +4% 609 +28% 781 +18% 925 +8% 1,003 +11% 1,112  853 +4% 884  $40 -4% $39 +19% $46 +13% $52 +33% $70 +13% $79 +28% $101  $75 +46% $109 2009 2010 2011 2012 2013 2014 2015 9M-15 9M-16 Residential Housing Starts Patrick Industrial Sales Patrick industrial sales growth has outpaced industry growth for three consecutive years and remains strong through the first nine months of 2016 ($ in millions, housing starts in thousands) -14% -23% -4% +5% -1% +10% +12% non-res construction spend (commercial), YoY chg. +10% +12% Source: U.S. Census Bureau

Industry Conditions 26 Industrial Market Residential Housing 50% Commercial & Institutional Fixtures 50% Q3-2016 Sales Composition  Approximately 50% of the Company’s industrial revenue base is tied directly to the residential housing market (new construction and remodel)  Our sales to the industrial market generally lag new residential housing starts by six to nine months  Patrick has targeted certain sales efforts towards industrial market segments less tied to new single and multi-family home construction, including the retail fixture, office, medical, institutional furnishings, and countertop markets Sources: New Housing Starts - U.S. Census Bureau; Existing Home Sales – National Association of Realtors 554 587 609 781 925 1,003 1,112 4,340 4,190 4,260 4,660 5,090 4,940 5,250 3,900 4,100 4,300 4,500 4,700 4,900 5,100 5,300 5,500 400 500 600 700 800 900 1,000 1,100 1,200 Existing Hom e Sales (000's)Ne w Ho us ing S ta rts (0 00 's) Growth in Housing Market Driving Demand New Housing Starts Existing Home Sales

Industry Outlook 27  The residential housing market appears to have begun its recovery  NAHB is forecasting annual unit growth of:  3% for 2016  10% for 2017  9% for 2018 Source: 1990-2015: U.S. Census Bureau; 2016F-2018F: NAHB (as of October 28, 2016) (housing starts in thousands) Industrial Market 1,603 1,705 1,848 1,956 2,068 1,801 1,355 906 554 587 609 781 925 1,003 1,112 1,143 1,258 1,365 +3% +10% +9%

Strategy Execution

Debt Reduction and Leverage Position Capital Allocation Strategy 29 Acquisitions Geographic and Product Expansion Stock Buyback Program Investments in Infrastructure and Capital Expenditures Our capital allocation strategy is centered around the utilization of our leverage and capital resources to grow the business model

 Debt increased $239 million from 2010 to Q3 2016 with $483 million invested in capital allocation strategy over that time period  Leverage position relative to EBITDA remains just under 2x Capital Allocation 30 ($ in millions) $42 $281 $391 $45 $47 ($244) 2010 Beginning Debt Acquisitions Capital Spending Stock Buybacks Debt Payments Q3 2016 Ending Debt

Acquisition Strategy Target Organizations Solid management teams Strong customer & supplier relationships & operational talent High quality product lines Strong growth potential Strategic value proposition Diversification Allow creative entrepreneurial spirit to continue to thrive Provide capital, administrative & operational support where needed Adjacent markets to further leverage core manufacturing & distribution capabilities and diversify end market exposure Acquisition Profile Disciplined approach - evaluating/ exploring small & large candidates with long-term strategic value Broad scale of candidates in pipeline - annualized revenues of $10MM to $60MM Goals Introduce new, innovative product lines complementary to core competencies Cross sell extensive product catalog to customer base Increase content per unit Leverage management capabilities Grow top and bottom line results and EPS 31

2010 Acquisition Highlights 2014 Acquisition Highlights • 2 companies • 7 companies • $6MM aggregate purchase price • $72MM aggregate purchase price • $22MM annualized sales • $126MM annualized sales • Primarily RV market-based • Primarily RV market-based 2011 Acquisition Highlights 2015 Acquisition Highlights • 3 companies • 4 companies • $7MM aggregate purchase price • $146MM aggregate purchase price • $26MM annualized sales • $233MM annualized sales • Primarily RV & Industrial market-based • Primarily RV market-based 2012 Acquisition Highlights 2016 Acquisition Highlights • 4 companies • 8 companies • $30MM aggregate purchase price • $138MM aggregate purchase price • $80MM annualized sales • $167MM annualized sales • Primarily RV market-based • RV, MH & Industrial market-based 2013 Acquisition Highlights • 3 companies • $17MM aggregate purchase price • $42MM annualized sales • Primarily RV market-based Acquisition Summary by Year 32  $88MM in average revenues acquired from 2010-2015  $134MM average revenues acquired the past 3 years 2013-2015  $167MM in annualized revenues acquired thus far in 2016

Northeast • Softw oods • Fiberglass • Solid Surface • Hardw ood Products • Slotw all Products Southeast • Lamination • Fiberglass • Solid Surface Texas • Softw oods • Hardw ood Products • Industrial Southern California • Softw oods • Paint • Solid Surface • Hardw ood Products • Pressed Products Pacific Northwest • Lamination • Aluminum • FRP • Fiberglass • Paint • Solid Surface • Hardw ood Products • Pressed Products • Industrial • Interior Doors 33 Geographic & Product Expansion Focus on expansion opportunities with $160MM market potential, while minimizing any potential risks or pitfalls

Capital Expenditures 34 We will continue to invest in our infrastructure to drive enterprise wide efficiency and flex our capital spend when necessary to align with our demand levels ($ in millions) $0.3 $1.4 $2.4 $7.9 $8.7 $6.5 $8.0 $15.0 2009 2010 2011 2012 2013 2014 2015 2016F 2016 Capital Spending is focused on:  New Product / Process / Advanced Automation  Geographical Expansion  Cost Reduction  Quality / Maintenance

Stock Buyback 35 388 223 - - 142 117 258 196 - - 423 71 40 - $63.09* $9.18 $9.95 $9.95 $9.95 $9.95 $12.97 $14.95 $17.73 $19.38 $19.38 $19.38 $24.41 $25.04 $25.47 $25.47 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Q1-14 Q2-14 Q3-14 Q4-14 Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 Q2-16 Q3-16 $0.00 $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 Sto ck Bu yb ac k ( 00 0's ) Stock Price Incremental Shares Repurchased Cumulative Shares Repurchased Avg. Close Share Price Cumulative Avg. Price of Share Buyback *Quarterly average closing stock price  The 2013 Repurchase plan has been fully executed  Total of 1,817,313 shares repurchased at an average share price of $25.04 for a total cost of $45.5 million  The 2016 Repurchase plan approved in January 2016  Total of 40,102 shares repurchased at an average share price of $44.93 for a total cost of $1.8 million

$28.93 $43.98 $19.29 $29.32 $43.50 $71.35 12/31/13 12/31/14 12/31/15 11/30/16 Pre-Stock Split Close Price Post-Stock Split Close Price Stock Performance 36 As of November 30, 2016, our split-adjusted closing stock price was $71.35, approximately 162% of our pre-split closing stock price of $43.98 on December 31, 2014, and generating a 143% total shareholder return over that time period Split Adjusted Stock Performance Source: NASDAQ

37 PATK Highlights Added to the SmallCap 600 Index •Effective close of trading August 18th 45 Year Anniversary •Nasdaq Stock Exchange Listing - July 29, 1971 Ranked #41 - Fortune 100’s Fastest Growing Companies •Fortune Magazine 2016 2016 Indiana Public Company of the Year Award Winner •Award presented at INVEST Indiana conference luncheon September 15th (Indianapolis)

Why Patrick Industries 38 • Approximately $17 billion addressable expanding RV & MH markets • Emerging industrial and housing market Markets • Continuously expanding product and company portfolio through organic growth and growth through acquisitions • Execution of strategic plan and balanced capital allocation strategy Business Model • Team driven by performance-oriented culture with continuous improvement focus on driving margins and profitability • Strong relationships with broad array of customers Leadership • High variable cost concentration-based operating structure providing ability to maximize levers to manage through business cycles Operations • Strong financial performance focusing on revenue and earnings growth while maintaining a healthy balance sheet and delivering free cash flow Financial Performance • Management focus on increasing shareholder value • Returning capital to shareholders is strategic part of capital allocation strategy Shareholder Returns

Appendix

Balance Sheet Strength 40 We expect and continue to utilize our leverage for strategic acquisitions, followed shortly thereafter by an accelerated deleverage cycle based on strong operating cash flows. We are confident in our ability to size the business model according to the revenue stream based on our high variable cost mix. 0.0 1.0 2.0 3.0 4.0 5.0 Leverage Position Trend $30MM of Acquisitions $17MM of Acquisitions $72MM of Acquisitions $146MM of Acquisitions $113MM of Acquisitions

0 100,000 200,000 300,000 400,000 500,000 600,000 700,000 0.00 10.00 20.00 30.00 40.00 50.00 60.00 70.00 80.00 Jan-16 Feb-16 Mar-16 Apr-16 May-16 Jun-16 Jul-16 Aug-16 Sep-16 Oct-16 Nov-16 Patrick Stock Price and Volume Volume Price Close Shareholder Value 41  Patrick had approximately 15.3 million shares outstanding and a market capitalization of approximately $1.1 billion as of November 30, 2016 Earnings Release Acquisitions * *Trade volume for 08/17/16 and 08/18/16 was approximately 0.9MM shares and 2.0MM shares, respectively, reflecting the announcement on 08/16/16 of the addition of PATK to the S&P SmallCap 600 Index effective with the close of trading on 08/18/16, and the impact of a stock upgrade by CL King & Associates (analyst coverage firm) on 08/17/16. General Information as of: 11/30/2016 Patrick Industries Inc Price 71.35 Volume 107,720 52 Week High 72.85 52 Week High Date 11/29/2016 52 Week Low $29.28 52 Week Low Date 2/9/2016 Market Capitalization (Million) 1070.25 Shares Outstanding (Million) 15.00

Date Completed Business Net Purchase Price Annualized Sales* Segment Industry Products 01/2010 Quality Hardwoods Sales $2.0 MM $2 MM Manufacturing RV Cabinet Doors 08/2010 Blazon International Group $3.8 MM $20 MM Distribution RV & MH Wiring, electrical, plumbing, and other building products 06/2011 The Praxis Group $0.5 MM $4 MM Distribution RV Painted countertops, foam products, and furniture products 09/2011 A.I.A. Countertops, LLC $5.5 MM $20 MM Manufacturing RV & Industrial Solid surface countertops, backsplashes, tables, and signs 12/2011 Infinity Graphics (formerly Performance Graphics) $1.3 MM $2 MM Manufacturing RV & Industrial Designer, producer, and installer of exterior graphics 03/2012 Décor Mfg., LLC $4.3 MM $17 MM Manufacturing RV Laminated and wrapped products 07/2012 Gustafson Lighting $2.8 MM $12 MM Distribution RV Interior and exterior lighting products, ceiling fans and accessories 09/2012 Creative Wood Designs, Inc. $3.0 MM $18 MM Manufacturing RV Hardwood furniture including interior hardwood tables, chairs, and dinettes 10/2012 Middlebury Hardwood Products, Inc. $19.8 MM $33 MM Manufacturing RV, MH & Industrial Hardwood cabinet doors and other hardwood products Acquisition Summary 42 *Projected Annualized Sales as of the acquisition date

Date Completed Business Net Purchase Price Annualized Sales* Segment Industry Products 09/2013 Frontline Mfg., Inc. $5.2 MM $15 MM Manufacturing RV, MH & Industrial Fiberglass bath fixtures including tubs and showers 09/2013 Premier Concepts, Inc. $2.6 MM $10 MM Manufacturing RV, MH & Industrial Solid surface countertops 09/2013 West Side Furniture $8.7 MM $17 MM Distribution RV Recliners, mattresses, other furniture products 06/2014 Precision Painting Group $16.0 MM $28 MM Manufacturing RV Exterior full body painting 06/2014 Foremost Fabricators, LLC $45.4 MM $75 MM Manufacturing & Distribution RV Fabricated aluminum products, fiber reinforced polyester (FRP) sheet & coil 09/2014 PolyDyn3, LLC $1.3 MM $2.5 MM Manufacturing RV Fabricated simulated wood and stone products 11/2014 Charleston Corporation $9.5 MM $20 MM Manufacturing RV Fiberglass and small plastic components Acquisition Summary 43 *Projected Annualized Sales as of the acquisition date

Acquisition Summary 44 *Projected Annualized Sales as of the acquisition date Date Completed Business Net Purchase Price Annualized Sales* Segment Industry Products 02/2015 Better Way Partners, LLC $40.5 MM $50 MM Manufacturing RV Fiberglass components 05/2015 Structural Composites of Indiana, Inc. $20.1 MM $18 MM Manufacturing RV, Marine & Industrial Fiberglass front and rear caps and roofs and other specialty fiberglass components 09/2015 North American $85.0 MM $165 MM Manufacturing RV, MH & Industrial Profile wraps, custom mouldings, laminated panels, raw/processed softwood products, trusses, industrial packaging materials 02/2016 Parkland Plastics $25.0 MM $30 MM Manufacturing RV & Industrial Polymer-based products including wall panels, lay-in ceiling panels, coated & rolled floors, protective moulding 03/2016 The Progressive Group $11.0 MM $23 MM Distribution RV & Industrial Electronics 05/2016 Cana Cabinetry $16.8 MM $18 MM Manufacturing MH & Industrial Custom cabinetry including hardwood and MDF doors, door fronts and mouldings 06/2016 Mishawaka Sheet Metal $14.0 MM $28 MM Manufacturing RV & Industrial Fabricated aluminum products, aluminum alloys, galvanized and hot rolled steel in common gauges and pattern sizes 07/2016 L.S. Manufacturing, Inc. $11.0 MM $12 MM Manufacturing RV & Industrial Thermoformed plastic parts and components, including shower surrounds/bases 07/2016 BH Electronics, Inc. $35.0 MM $35 MM Manufacturing Marine Thermoformed dash panel assemblies, center consoles and trim panels, electrical systems 12/2016 Sigma Wire & KRA Intl. $25.0 MM $21 MM Manufacturing RV, Marine & Industrial PVC insulated wire and cable products, wire harnesses and associated assemblies

Patrick Product Lines – RV Interior 45 Additional Supplied Products:  Exit Lighting  Ceiling Fans  Power Cords & Inlets  RV Tank Heater Pads  Fire Extinguishers  Electric Fireplaces  Wiring, Electrical & Plumbing Products  Inverters  Tire Pressure Monitors  Electrical Switches, Receptacles, and Outlets  RV Transfer Switches  Battery Selector Switches  Cut to size, boring, foiling & edge-banding  Flooring Adhesive  Instrument Panel  Made-to-order laminated products including vinyl, paper, veneers and high pressure laminates (HPL) Electronics Speakers Microwaves Furniture Mattresses Laminate & Ceramic Flooring Closet Hardware Vanity Mirrors Lighting Closet & Passage Doors Countertops Drawer Fronts & Sides Laminated Panels & Printed Vinyl Backsplashes Hardwood Accessories Window Trim Fiberglass Bath Fixtures & Shower Doors Kitchen & Bath Faucets & Sinks Slide trim – foam, hardwood, wrapped Under Cabinet Lighting Tile Cabinet Hardware Dinettes, Tables & Chairs Cabinet Doors

Patrick Product Lines – RV Exterior 46 Exterior Speakers Paint & Paint Mask LED Lighting Aluminum & FRP Side Walls Laminated Side Walls Additional Product Lines:  Softwoods  Full Body Paint  Aluminum Gauges  Steel Gauges  Mill Finish & Pre- Painted Aluminum and Steel  Slit & Embossed Steel  FRP Coil & Sheet Motion Sensing Lights RV Power Cords & Inlets RV Grills & Accessories Front and Rear Caps Bow Trusses

Patrick RV Products Growth Potential 47 Heating, Ventilating, Air Conditioning Window Coverings Rolled Flooring Bedding Exterior Mirrors Carpeting Windshield Wipers Holding Tanks Captains Chairs Appliances Toilets/Plumbing Water Heaters Gauges Dashboards & Components Hardware Tires & Rims Roofing Insulation Aluminum Framing

Patrick Product Lines – MH 48 Interior & Exterior Decorative Lighting Fixtures Interior Passage Doors Kitchen & Bath Faucets & Sinks Gypsum (Drywall & Drywall Finishing Products) Laminate & Ceramic Flooring Fiberglass Bath Fixtures & Shower Doors Cabinet Doors & Components Microwaves Countertops Electronics Additional Supplied Products:  Building Arches  Closet Organization Products  Sealants  Innovative Lighting  Electrical Components • Panels/Breakers • Outlet Boxes • Switches/Receptacles  Fireplaces and Surrounds  Made-to-order laminated products including vinyl, paper, veneers and high pressure laminates (HPL)  Cut to size, boring, foiling & edge-banding  Solid Surface, Granite and Quartz Fabrication  Flooring Adhesive  Tables & Signs  Roof Trusses Siding Shingles • Ventilation System & Ridge Cap • Felt Paper • Ice & Water Protection • Drip Edge • Flashing • Roofing Membrane • Soffit & Fascia Wrapped Profile Moldings Plumbing Products Backsplashes Recessed Lighting Fluorescent Lighting Wiring/Electrical Products Ceiling Fans Medicine Cabinets Under Cabinet Lighting Tile Printed Vinyl Trusses

Patrick MH Products Growth Potential 49 Composite Decking Carpet & Carpet Pad Hardware Alternative Roofing Insulation Lumber Windows Additional Supplied Products: • Water Heaters • Appliances • Toilets/Plumbing • HVAC Solar Panels Brackets/Braces & Hardware